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                                                                   Exhibit 99.01

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

                                                     Name of each exchange on which
Title of each class                                           registered
---------------------                                ------------------------------
Common Stock, par value $ .01                        New York Stock Exchange and
per share                                            Pacific Exchange

Depositary Shares, each representing                 New York Stock Exchange
1/5th of a share of 6.365% Cumulative
Preferred Stock, Series F

Depositary Shares, each representing                 New York Stock Exchange
1/5th of a share of 6.213% Cumulative
Preferred Stock, Series G

Depositary Shares, each representing                 New York Stock Exchange
1/5th of a share of 6.231% Cumulative
Preferred Stock, Series H

Depositary Shares, each representing                 New York Stock Exchange
1/5th of a share of 5.864% Cumulative
Preferred Stock, Series M

Citigroup Litigation Tracking Warrants               NASDAQ National Market

7 3/4% Trust Securities of Subsidiary Trust          New York Stock Exchange
(and registrant's guaranty with respect
thereto)

7 5/8% Trust Securities of Subsidiary Trust          New York Stock Exchange
(and registrant's guaranty with respect
thereto)

7% Trust Securities (TRUPS(R)) of                    New York Stock Exchange
Subsidiary Trust (and registrant's guaranty
with respect thereto)

6 7/8% Trust Securities (TRUPS(R)) of                New York Stock Exchange
Subsidiary Trust (and registrant's guaranty
with respect thereto)

7.125% Trust Securities (TRUPS(R)) of                New York Stock Exchange
Subsidiary Trust (and registrant's guaranty
with respect thereto)

6.950% Trust Securities (TRUPS(R)) of                New York Stock Exchange
Subsidiary Trust (and registrant's guaranty
with respect thereto)

6.00% Trust Securities (TRUPS(R)) of                 New York Stock Exchange
Subsidiary Trust (and registrant's guaranty
with respect thereto)
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